UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 13, 2026

NEXSCIENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-274532	92-2915192
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification ID No.)

2029 Century Park East, Suite 400

Los Angeles, CA 90067

(Address of principal executive offices)

(City, State, Zip Code)

(310) 494-6620

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below).

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On January 13, 2026, Nexscient, Inc., a Delaware corporation (the “Company”), entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Arcadia Data Pte. Ltd., Crestview BPO Pte. Ltd., Flipside Digital Content Company, Inc., and the selling shareholders named therein, pursuant to which the Company agreed to acquire 100% of the issued and outstanding equity interests of Crestview BPO Pte. Ltd., which will own 100% of Flipside Digital Content Company, Inc. following a pre-closing reorganization.

The aggregate consideration is $6,184,500, subject to customary working capital and indebtedness adjustments, and consists of:

•	$600,000 in cash at closing, of which $200,000 will be held in escrow to secure indemnification obligations;
•

$450,000 seller convertible promissory note, convertible into the Company’s common stock, $0.001 par value per share (“Nexscient Common Stock”) at the conversion price of $0.75 per share, with scheduled maturities over three years; and

•	6,846,000 restricted shares of Nexscient Common Stock, valued at $5,134,500.

The Purchase Agreement contains customary representations, warranties, covenants, indemnification provisions, and closing conditions, including regulatory approvals and completion of the reorganization. The transaction is expected to close following satisfaction or waiver of all conditions.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full agreement. A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On January 13, 2026, Nexscient, Inc. issued a press release announcing the execution of the definitive Stock Purchase Agreement described above. A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Current Report on Form 8-K (this “Report”) under Item 7.01 and Exhibit 99.1 attached hereto will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific referencing in such filing. The furnishing of the information in Item 7.01 of this Report and the press release is not intended to, and does not, constitute a determination or admission by the Company that such information is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

10.1	Stock Purchase Agreement dated January 13, 2026
99.1	Press release dated January 14, 2026
104	Cover Page Interactive Data File (embedded within the XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXSCIENT, INC.

Date: January 14, 2026	By:	/s/ Fred E. Tannous
Fred E. Tannous
President & Chief Executive Officer

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